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                                                                   EXHIBIT 10.27

                                THIRD AMENDMENT
                                       TO
                              FINANCING AGREEMENT

        THIS THIRD AMENDMENT TO FINANCING AGREEMENT (this "Agreement") is made this 23rd day of October, 1996, by and among POLK AUDIO, INC., a corporation organized under the laws of the State of Maryland ("Polk Audio"), BRITTANIA INVESTMENT CORP. (formerly known as POLK INVESTMENT CORP.), a corporation organized under the laws of the State of Delaware ("Polk Investment"), POLK INTERNATIONAL SALES CORPORATION, a corporation organized under the laws of the United States Virgin Islands ("Polk International"), and POLK AUDIO EUROPE, INC., a corporation organized under the laws of the State of Maryland ("Polk Europe"), (each, a "Borrower"; collectively, the "Borrowers") and NATIONSBANK, N.A., a national banking association (the "Lender").

                                    RECITALS

        A. The Borrowers and the Lender entered into a Financing Agreement dated November 30, 1994, as modified by a First Amendment to Financing Agreement dated October 15, 1995 and as further modified by a Second Amendment to Financing Agreement dated March 22, 1996 (the same, as amended, modified, substituted, extended, and renewed from time to time, collectively, the "Financing Agreement"). Under the terms of the Financing Agreement, the Lender provided the Revolving Loan (as that term is defined in the Financing Agreement) in the maximum principal amount of $6,500,000 (under which the Lender provides letters of credit not to exceed $2,500,000, foreign exchange and interest rate contracts not to exceed $100,000 and revolving loans) and the Term Loan (as that term is defined in the Financing Agreement) in the amount of $2,000,000.

        B. The Borrowers have applied to the Lender for a temporary increase in the maximum amount of the Revolving Credit Loans to $8,000,000.

        C. The Lender has approved the Borrowers' application on the terms and conditions set forth in this Agreement.

                                   AGREEMENTS

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:




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        1.      The Borrowers and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

        2. Section 1.1 of the Financing Agreement is modified by deleting the definition of Revolving Credit Termination Date and inserting the following definition in its place:

                ""Revolving Credit Termination Date" means the earliest of (a) October 31, 1998, (b) the date on which the Revolving Credit Note matures (by acceleration or otherwise), or (c) the date on which the Lender's obligation to make advances under the Revolving Loan is terminated by the Lender following an Event of Default."

        3.      The Financing Agreement is hereby amended as follows:

                (a) Section 2.2.1 of the Financing Agreement is amended in its entirety as follows:

                        "2.2.1 Subject to and upon the provisions of this Agreement, the Lender establishes a revolving credit facility in favor of the Borrowers (the "Revolving Loan"). The outstanding principal balance of the Revolving Loan shall at no time exceed a) $8,000,000 until March 31, 1997 at which time the maximum principal amount shall not exceed $6,500,000 minus b) the aggregate amount of all Obligations (fixed or contingent) with respect to Letter of Credit Agreements among the Lender and any one or more of the Borrowers minus c) the aggregate amount of all Obligations (fixed or contingent) with respect to Foreign Exchange/Swap Agreements among the Lender and any one or more of the Borrowers. The Lender's obligation to make advances under the Revolving Loan shall terminate on the Revolving Credit Termination Date, and following a Default or an Event of Default under this Agreement, may be limited, suspended or terminated at the Lender's sole and absolute discretion exercised from time to time."

                (b) A new section 2.2.7 is hereby added to the Financing Agreement as follows:

                "2.2.7 The Borrowers shall make mandatory prepayments as required to comply with the reduction in the maximum principal amount of the Revolving Loan as set forth in Section 2.2.1."



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        4.  The Borrowers' obligation to repay the advances of the Revolving
Loan, as increased under Section 1 (a) above, shall be evidenced by a promissory note dated the same date as this Agreement in substantially the form attached to this Agreement as EXHIBIT A-2 and in the aggregate principal amount of $8,000,000 having a maturity date, repayment terms and interest rate as set forth in EXHIBIT A-2, which promissory note shall be executed and delivered in substitution for the Borrower's $6,500,000 Revolving Credit Note. References in the Financing Agreement and the other Financing Documents to the "Revolving Credit Note" shall mean that substituted promissory note.

        5. The Borrowers hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

        6. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges.

        7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Lender may rely on a telecopy of any signature of any Borrowers. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

        IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:                      POLK AUDIO, INC.


/s/ Gary B. Davis                       By:  /s/  George M. Klopfer     (SEAL)
--------------------------                 ----------------------------
    Gary B. Davis                          George M. Klopfer
                                           CEO


/s/  Gary B. Davis                      By:  /s/ Matthew S. Polk, Jr.   (SEAL)
--------------------------                 ----------------------------
     Gary B. Davis                         Name:
                                           Title: Chairman




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WITNESS:                                BRITTANIA INVESTMENT CORP. (formerly
                                          known as POLK INVESTMENT CORP.)


/s/  Gary B. Davis                      By:  /s/  George M. Klopfer     (SEAL)
---------------------------                ----------------------------
     Gary B. Davis                         Name: George M. Klopfer
                                           Title: President


WITNESS:                                POLK INTERNATIONAL SALES CORPORATION


/s/  Gary B. Davis                      By:  /s/  George M. Klopfer     (SEAL)
-----------------------------              ----------------------------
     Gary B. Davis                         Name: George M. Klopfer
                                           Title: President


WITNESS:                                POLK AUDIO EUROPE, INC.


/s/  Gary B. Davis                      By:  /s/  George M. Klopfer     (SEAL)
---------------------------                ----------------------------
     Gary B. Davis                         Name: George M. Klopfer
                                           Title: President




WITNESS:                                NATIONSBANK, N.A.


                                        By:                             (SEAL)
--------------------------                 ----------------------------
                                           Thomas O. Holland
                                           Vice President




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